UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): May 18, 2010

NORANDA ALUMINUM HOLDING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34741	20-8908550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Crescent Centre Drive, Suite 600, Franklin, Tennessee 37067

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (615) 771-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 19, 2010, Noranda Aluminum Holding Corporation, a Delaware corporation (the “Company”) entered in the Amended and Restated Securityholders Agreement (the “Agreement”) with certain members of its management team (the “Management Securityholders”) who hold shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), or options to acquire shares of Common Stock. The description of the Agreement set forth in the section of the Company’s Registration Statement (as defined below) entitled “Certain Relationships and Related Party Transactions—Amended and Restated Securityholders Agreement” is incorporated herein by reference.

The description of the Agreement is qualified in its entirety by reference to the full text of the Agreement attached hereto as Exhibit 10.1.

Item 3.03	Material Modifications to Rights of Security Holders.

Please see the disclosure set forth under Item 5.03 regarding the amendments to the Company’s certificate of incorporation and by-laws and under Item 1.01 regarding the entry into the Agreement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Articles of Incorporation

On May 18, 2010, the Company filed an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State (the “Secretary of State”). The description of the Amended and Restated Certificate of Incorporation set forth in the section of the Company’s Registration Statement (the “Registration Statement”) on Form S-1, as amended (File No. 333-150999), filed with the SEC entitled “Description of Capital Stock” is incorporated herein by reference. The description of the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3.1.

Amendments to Bylaws

On May 19, 2010, the Company’s Amended and Restated By-Laws became effective in connection with the consummation of the initial public offering of its Common Stock. The description of the Amended and Restated By-Laws set forth in the section of the Company’s Registration Statement entitled “Description of Capital Stock” is incorporated herein by reference. The description of the Amended and Restated By-Laws is qualified in its entirety by reference to the full text of the Bylaws attached hereto as Exhibit 3.2.

Item 8.01.	Other Events.

On May 19, 2010, the Company consummated its previously announced initial public offering of its Common Stock at a public offering price of $8.00 per share. The Company sold 11,500,000 shares of its Common Stock, which includes 1,500,000 shares as a result of the exercise of the underwriters’ over-allotment option. The net proceeds of the offering after deducting underwriting discounts and commissions and estimated expenses are approximately $81.6 million. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

On May 18, 2010, the Company also announced that on May 3, 2010 it notified the trustee for the AcquisitionCo and HoldCo Notes of the election to pay the November 15, 2010 interest payment entirely in kind.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Noranda Aluminum Holding Corporation (incorporated by reference to Exhibit 4.1 of Noranda Aluminum Holding Corporation’s Registration Statement on Form S-8 (File No. 333-166947), filed on May 19, 2010).

3.2	Amended and Restated By-Laws of Noranda Aluminum Holding Corporation (incorporated by reference to Exhibit 4.2 of Noranda Aluminum Holding Corporation’s Registration Statement on Form S-8 (File No. 333-166947), filed on May 19, 2010).

10.1	Amended and Restated Securityholders Agreement, by and among Noranda Aluminum Holding Corporation and the other Holders that are parties thereto, dated as of May 19, 2010.

99.1	Press Release, dated May 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORANDA ALUMINUM HOLDING CORPORATION

Date: May 19, 2010	By:	/S/ GAIL E. LEHMAN
Gail E. Lehman
General Counsel and Corporate Secretary

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Noranda Aluminum Holding Corporation (incorporated by reference to Exhibit 4.1 of Noranda Aluminum Holding Corporation’s Registration Statement on Form S-8 (File No. 333-166947), filed on May 19, 2010).

3.2	Amended and Restated By-Laws of Noranda Aluminum Holding Corporation (incorporated by reference to Exhibit 4.2 of Noranda Aluminum Holding Corporation’s Registration Statement on Form S-8 (File No. 333-166947), filed on May 19, 2010).

10.1	Amended and Restated Securityholders Agreement, by and among Noranda Aluminum Holding Corporation and the other Holders that are parties thereto, dated as of May 19, 2010.

99.1	Press Release, dated May 19, 2010.